Filed pursuant to Rule 497

File No. 333-237583

Rule 482ad

EAGLE POINT INCOME COMPANY INC. ANNOUNCES OFFERING OF COMMON STOCK

GREENWICH, Conn. – October 28, 2021 – Eagle Point Income Company Inc. (the “Company”) (NYSE:EIC, EICA) today announced that it has commenced an underwritten public offering of its common stock (the “Common Stock”). The public offering price and other terms are to be determined by negotiations between the Company and the underwriter. In addition, the Company plans to grant the underwriter a 30-day option to purchase additional shares of Common Stock on the same terms and conditions to cover over-allotments, if any.

The Common Stock is listed on the New York Stock Exchange under the symbol “EIC.”

B. Riley Securities, Inc. is serving as the Sole Bookrunner for the offering.

Investors should consider the Company’s investment objectives, risks, charges, and expenses carefully before investing. The preliminary prospectus supplement dated October 28, 2021 and the accompanying prospectus dated May 29, 2020, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement on Form N-2 (Nos. 333-237583 and 811-23384) relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing B. Riley Securities, Inc., Attention: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, Virginia 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfin.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT INCOME COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Income Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointIncome.com

www.eaglepointincome.com